# 2Q 2016 Earnings

Tecogen
Advanced Modular CHP Systems


InVerde

NASDAQ: TGEN

August 10, 2016

Tecogen
Advanced Modular CHP Systems

# Participants

## John Hatsopoulos
- Co-Chief Executive Officer, Director

## Benjamin Locke
- Co-Chief Executive Officer

## Robert Panora
- President & Chief Operating Officer

## David Garrison
- Chief Financial Officer

## Ariel Babcock
- Director, Investor Relations



# Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934. Such statements include declarations regarding the intent, belief, or current expectations of the Company and its management. Prospective investors are cautioned that any such forward looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially and adversely affect actual results as identified from time to time in the Company's SEC filings. Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

# Why Tecogen?

Tecogen
Advanced Modular CHP Systems

**Heat, Power & Cooling that is Cheaper, Cleaner, & More Reliable**

"Unregulated Utility" | Emissions Control

| CHP Modules | Ilios Water Heaters | TECOCHILL | Ultera |
|---|---|---|---|
|  |  |  |  |
| Electricity & Heat | 2-3x Heat Efficiency | Cooling & Heat | Ultra-Clean Emissions |

*Tecogen's compelling ROI proposition meets the needs of a diverse range of customers.*

Hospitality | Health Care | Education | Multi-Unit Residential | Industrial | Municipal | Recreation

Tecogen
Advanced Modular CHP Systems

# 2016 Progress

## Products

- Launched InVerde e+ reinforcing competitive advantage in key markets
- GE Equipment Insight real-time monitoring and cloud-based data analytics deployment

## Sales

- Repeat orders won from key ESCOs, developers and property managers demonstrating traction in customer relationship development initiatives
- Gas Company selling agreement
- Expansion of Tecochill to indoor agriculture industry opens up new potential market

## TTcogen JV

- Combined product portfolio quadruples addressable market for cogeneration products
- Brings renewable biofuel capability

## ULTRATEK

- Phase 1 tests prove Ultera highly effective for automotive emissions reduction
- $6.2M in cash on hand ensures flexibility to pursue any potential opportunity
- Phase 2 testing begins later this month



Tecochill chillers keep Mexican factories cool, despite often unreliable grid power.

# 2Q 2016 Results:

Tecogen
Advanced Modular CHP Systems

## REVENUE

- Total Revenues - $5.7M in 2Q16 vs. $6.4M in 2Q15 & $5.1M in 1Q16
- Products - $2.4M in 2Q16 vs. $3.3M in 2Q15 & $2.3M in 1Q16
  - Chiller & Heat Pump sales growth offset by challenged Cogeneration sales
  - Incentive programs recently began taking new applications
- Service – $3.3M in 2Q16 vs. $3.0M in 2Q15 &$2.8M in 1Q16
  - Improved due to up-tick in Installation activity

## GROSS PROFIT & MARGIN

- $2.10M in 2Q16 gross profit vs. $2.14M in 2Q15 & $1.7M in 1Q16
- 37.0% gross margin in 2Q16 vs. 33.5% in 2Q15 & 33.9% in 1Q16
- Service margin improvement from increased Installation activity
- Product margin impacted by write down of inventory and supply agreements for legacy first generation InVerde

## BACKLOG

- $15.9M in current backlog as of Aug. 5, 2016
- $14.1M 2Q16 end backlog vs $9.3M prior year backlog
- Backlog growth from strong orders for InVerde e+ and continued demand for Installation services

Tecogen
Advanced Modular CHP Systems

# Sales & Backlog

Backlog



Other
11%
Recreation
4%
Health
Care
11%
Education
6%
Industrial
2%
Hospitality
4%
Multi-Unit
Residential
63%

Installed Base*



Other
11%
Recreation
4%
Health
Care
9%
Multi-Unit
Residential
36%
Education
17%
Industrial
15%
Hospitality
7%

$14.1M 2Q16 backlog up 50% Y/Y vs. $9.3M 2Q15 backlog
2Q16 up 21% Q/Q vs. $11.5M 1Q16 backlog
$15.9M Current Product and Installation Backlog

*Approximate recently installed base by end market as of YE 2015.

Tecogen
Advanced Modular CHP Systems

# *TTcogen* JV:
## INFINITE POTENTIAL

Tecogen
Advanced Modular CHP Systems

TEDOM


TEDOM
TEDOM
TEDOM
TEDOM

INFINITE POTENTIAL
TTcogen

# *TTcogen*: Infinite Potential

## On-Site CHP Potential Capacity (MW)


TTcogen
Count of Potential CHP Sites
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
50-500 kW
500kW - 1 MW
1 - 5 MW
5 - 20 MW
>20 MW

### U.S. Market Projection

- DOE CHP U.S. market potential capacity for on-site Industrial and Commercial CHP addressable market ~85 GW.
- TTcogen portfolio offers CHP solutions that meet ~60% of total CHP market potential vs. just ~20% of CHP market served by Tecogen.
- Assuming 2020 U.S. target CHP deployment of 40 GW is met – TTcogen addressable market is ~20-25 GW over the next 4 years.
- Conservative 10% market share target equates to ~$12B sales potential.

Taken from U.S. DOE CHP Deployment Program, 2016: "Total U.S. CHP Technical Potential Across All Facility Types" March 2016. Totals represent estimated potential capacity for both on-site industrial and commercial CHP installations in the U.S.

# TEDOM Portfolio: *from TTcogen*

Tecogen
Advanced Modular CHP Systems

## Micro

- Compact 35kW CHP unit
- The most efficient small CHP unit on the market in the U.S.
- Plug & Play installation
- Flexible fuel options inc. nat. gas, propane, & biofuel
- Silent operation

## Cento

- Packaged CHP ranging in size from 125 – 330kW
- Powered by TEDOM custom proprietary engine for superior efficiency
- Flexible fuel options
- Serves needs of mid-size customers

## Quanto

- Meets the requirements of large facilities with high energy demand in the 1-4 MW range
- Completely customizable design to meet exacting customer specifications
- Flexible fuel options
- Various packaging configurations


TEDOM
TEDOM


TEDOM
TEDOM


TEDOM

# Technology Update:
## *GE Equipment Insight*



Tecogen
Advanced Modular CHP Systems
time=7/12/2016 04:19:06
Load HX Temperature
Load HX Setpoint
Load HX Run Output
Radiator Temperature
Radiator Setpoint
Radiator Run Output
Power Output
Building Import Power
Radiator Setpoint=160.00
Load HX Setpoint=150.00
Radiator Temperature=146.95
Load HX Temperature=142.64
Load HX Run Output=1.0000
Radiator Run Output=0.0000
Import Power (kW)
CHP Power (kW)
Temperature (°F)
Tue 12
Wed 13
Time Editor
Filter Editor
Legend
Query

# Technology Update: *InVerde e+*

**Unique Cutting-Edge Features**

- Superior efficiency
- Quieter operation
- Microgrid enabled for advanced demand response
- DC input capability for renewable and/or battery integration



Tecogen
InVerde
INV-100 e+
Ultera

Tecogen
Advanced Modular CHP Systems

# ULTRATEK:
# YTD Emissions Progress

- Additional emissions-related patent awarded with several other filings still pending
- Constructed preliminary test module
- Phase 1 testing at AVL California Technology center completed in April
- Phase 1 results on base-line vehicle platform indicate Ultera highly effective at reduction of CO and NMOG beyond currently available technologies
- Phase 2 testing slated to begin in late August



Ultera
EMISSION CONTROL

# ULTRATEK: Results

- ✓ **Ultera chemistry confirmed as effective on gasoline automotive engines**
- ✓ Phase 1 focus on federally prescribed standard drive cycle tests
- ✓ 2016 light duty vehicle was compliant with current federal regulations on the standard test cycle
- ✓ Ultera proved especially effective during aggressive driving conditions
- ✓ Regulatory testing under real-world driving conditions would benefit Ultera technology

### US06 Drive Cycle Test Results

| | Emissions (mg/mile) | | | |
|---|---|---|---|---|
| | CO | NMOG | NOx | NOx + NMOG |
| **Standard Vehicle** | 332 | 5.234 | 5.763 | 10.997 |
| **With Ultera** | 20 | 1.001 | 5.072 | 6.074 |
| % Reduction | 94% | 81% | 12% | 45% |
| **ULEV Regulation** | 8000 | | | 140 |
| **2025 Regulation** | 1000 | | | 30 |

Ultera
EMISSION CONTROL



Tecogen
Advanced Modular CHP Systems

# ULTRATEK: Results

## Ultera Reduction of CO Concentration – US06 Cycle

### Standard Vehicle Emission System


COH_03 ppm
SPEED
Peak @ 2000 ppm
Concentration (ppm)
Speed (km/h)
Time (seconds)
1000
900
800
700
600
500
400
300
200
100
0
140
120
100
80
60
40
20
0
100
200
300
400
500
600

### With the addition of the Ultera System


COH_TP ppm
SPEED
Peak @ 1250 ppm
Concentration (ppm)
Speed (km/h)
Time (seconds)
1000
900
800
700
600
500
400
300
200
100
0
140
120
100
80
60
40
20
0
100
200
300
400
500
600

Graphs present the reduction of measured CO concentration where CO concentration (ppm) is represented by the red line and the speed (in kilometer per hour) is represented by the blue line and depicts patterns of acceleration/deceleration.
***CO is nearly eliminated by the Ultera system.***

# ULTRATEK: Results

## Ultera Reduction of NMHC Concentration – US06 Cycle

### Standard Vehicle Emission System



NMHC-Mid Bed ppm
SPEED
Concentration (ppm)
Speed (km/h)
Time (seconds)
70
60
50
40
30
20
10
0
140
120
100
80
60
40
20
0
0
100
200
300
400
500
600

### With the addition of the Ultera System



NMHC-TP ppm
SPEED
Concentration (ppm)
Speed (km/h)
Time (seconds)
70
60
50
40
30
20
10
0
140
120
100
80
60
40
20
0
0
100
200
300
400
500
600

Graphs present the reduction of NMHC (non-Methane Hydrocarbons) throughout the drive cycle where NMHC concentration (ppm) is represented by the black line and the speed (in kilometer per hour) is represented by the blue line and depicts patterns of acceleration/deceleration.

# ULTRATEK:
## *Phase 2 Testing*

- AVL Testing to resume this month
  - Six weeks planned
- Upgraded system
  - Quicker response
  - More accurate sizing
  - Improved chemistry for gasoline application
- Two vehicles procured for evaluation
  - Strategic selection process



# Financial Metrics

## Revenues, Margins, Growth

Tecogen
Advanced Modular CHP Systems

### Tecogen Revenue Model & Outlook

- Three revenue streams
  - Product sales
  - Long-term service contracts **provide stable ongoing revenue**
  - Turnkey Installation through Tecogen service operations
- Targeting stable book-to-bill ratio of 1-1.5x
- Deliver ongoing expense improvement from lean manufacturing initiatives
- Targeting Gross Margins 35-40%
- Quarterly Backlog >$10M
- Full Year Op Ex ~$10M

| | For the Quarter Ended | | Y/Y Growth | % of Total Revenue |
|---|---|---|---|---|
| | June 30, 2016 | June 30, 2015 | | |
| **REVENUE** | | | | |
| Cogeneration | 1,270,499 | 2,526,812 | | 22.3% |
| Chiller & Heat Pump | 1,138,361 | 818,759 | | 20.0% |
| Total Product Revenue | 2,408,860 | 3,345,571 | -28% | **42.4%** |
| Service & Parts | 2,082,644 | 2,035,041 | | 36.6% |
| Installation Services | 1,195,804 | 1,003,219 | | 21.0% |
| Total Service Revenue | 3,278,448 | 3,038,260 | 8% | **57.6%** |
| **Total Revenue** | **$ 5,687,308** | **$ 6,383,831** | -11% | |
| **COST OF SALES** | | | | |
| Products | 1,767,052 | 2,224,415 | -21% | |
| Services | 1,817,362 | 2,018,526 | -10% | |
| **Total Cost of Sales** | **$ 3,584,414** | **$ 4,242,941** | -16% | |
| **Gross Profit** | **$ 2,102,894** | **$ 2,140,890** | -2% | |
| **GROSS MARGIN** | | | | |
| Product Gross Margin | 26.6% | 33.5% | -20% | |
| Service Gross Margin | 44.6% | 33.6% | 33% | |
| **Gross Margin** | **37.0%** | **33.5%** | 10% | |

# Consistent Financial Progress


Revenues
Trailing 4 Quarters - in Millions
25.00
20.00
15.00
10.00
5.00
0.00
2014 Q1
2014 Q3
2015 Q1
2015 Q3
2016 Q1
Products
Services


Gross Margin
Trailing 4 Quarters (%)
37.0%
35.0%
33.0%
31.0%
29.0%
27.0%
25.0%
2014 Q2
2014 Q4
2015 Q2
2015 Q4
2016 Q2


Backlog - Product and Installation Services
$ Millions
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16


Operating Expense Trend
Trailing 4 Quarters
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
2014 Q2
2014 Q4
2015 Q2
2015 Q4
2016 Q2

# Opportunities & Outlook

## a growing company in a growing industry

- High ROI product
- Technological innovation
- Relationships with key partners
- Increasing environmental and regulatory pressures
- Resiliency and Demand Response concerns

**Sales**



- Turnkey installation
- Long term service agreements
- Nationwide presence
- High margin revenue stream
- Additional growth anticipated

**Service**



- Double digit CAGR
- >$40B market potential for CHP
- Margins 35-40%
- >$10M product and installation backlog
- <50% manufacturing capacity utilization
- Stable operating expense profile

**Growth & Margins**



Tecogen®

Advanced Modular CHP Systems

# Q & A

InVerde®

Inverter-Based Cogeneration

Tecochill®

The Driving Force in Cooling

## NASDAQ: TGEN

Ilios®

High Efficiency Water Heater

Ultera

EMISSION CONTROL

INFINITE POTENTIAL

TTcogen

# Contact Information


TECOGEN
COGENERATION MODULE

## Company Information

Tecogen Inc.
45 First Avenue
Waltham, MA 02451

www.tecogen.com

## Contact

John Hatsopoulos, Co-CEO
781.622.1122
John.Hatsopoulos@tecogen.com

Ariel Babcock CFA, Director of Investor Relations
781.466.6413
Ariel.Babcock@tecogen.com